FOR IMMEDIATE RELEASE McCORMICK REPORTS PRELIMINARY THIRD QUARTER PERFORMANCE AND UPDATES 2022 OUTLOOK HUNT VALLEY, Md., September 7, 2022 - McCormick & Company, Incorporated (NYSE:MKC), a global leader in flavor, today announced preliminary financial results for the third quarter ended August 31, 2022 and updated its financial outlook for fiscal year 2022. Preliminary Third Quarter 2022 Results • Sales are expected to increase by approximately 3% in the third quarter from the year- ago period. In constant currency, sales are expected to increase by approximately 6% driven by growth in both the Consumer and Flavor Solutions segments. Both comparisons include an estimated 1% unfavorable impact from the divestiture of the Company’s Kitchen Basics business. • Operating income is expected to be approximately $223 million in the third quarter compared to $265 million in the year-ago period. Adjusted operating income is expected to be approximately $226 million compared to $272 million in the third quarter of 2021. • Earnings per share is expected to be approximately $0.79 in the third quarter, comparable to the year-ago period. Adjusted earnings per share is expected to be approximately $0.65 as compared to $0.80 in the year-ago period. • For fiscal year 2022, McCormick updated its sales, operating income, and earnings per share outlook. Chairman and CEO's Remarks Lawrence E. Kurzius, Chairman and CEO, stated, “Our third quarter sales were a record and while strong fell short of our own expectations. Our results were led by the continued growth momentum of our Flavor Solutions segment. We divested our Kitchen Basics business during the quarter which impacted our Consumer segment growth. Growth in the Consumer segment was also tempered by the moderation of elevated consumption trends that we anticipated in the second half of the year, which occurred earlier than expected. Broad pressure on consumers’ cost of living from inflation has resulted in higher price elasticity than expected, although still below historical levels. We are increasing our brand marketing investments in our updated outlook and are focusing its messaging on value, which we are confident, combined with our innovation behind price pack architecture and category management initiatives, will continue to drive growth. Cooking at home remains higher than pre-pandemic levels, reinforcing our expectation that the shift in consumer demand to at-home- consumption will be sustained. “During the third quarter, supply chain challenges continued, and supply recovery of certain constrained materials has taken longer than expected. We also continued to incur elevated costs to meet high demand in some parts of our business, while in other parts of our business, where demand has moderated, we are experiencing lower operating leverage. Across the supply chain, managing inventory levels and eliminating inefficiencies have been a focus. Overall, the normalization of our supply chain costs is taking longer than expected, pressuring gross margin. Over the coming months, we will be aggressively driving the elimination of supply chain inefficiencies. “We remain confident that we are well positioned for the long term and will successfully navigate this dynamic global environment with our strong global portfolio and proven track record of execution.” Preliminary Third Quarter 2022 Results Third quarter sales are expected to increase approximately 3% from the year-ago period, including an expected approximate 3% unfavorable impact from currency. Sales growth is expected to be driven by pricing actions the Company has realized, partially offset by a decline in volume and product mix, including the impact of the Kitchen Basics divestiture. Third quarter sales are expected to grow at a constant currency three-year compounded annual growth rate of approximately 7% for the total Company off of a pre-pandemic baseline of 2019 showing the sustained momentum in the business across both the Consumer and Flavor Solutions segments. Operating income is expected to be approximately $223 million in the third quarter of 2022 compared to $265 million in the third quarter of 2021. Excluding special charges, as well as transaction and integration expenses, adjusted operating income is expected to be approximately $226 million compared to $272 million in the year-ago period. This decline is a result of gross margin compression, primarily in our Flavor Solutions segment, with higher brand marketing investments also contributing. Earnings per share is expected to be approximately $0.79 in the third quarter of 2022, which is comparable to the third quarter of 2021. The net favorable impact of the gain on the sale of the Kitchen Basics business, special charges and transaction and integration expenses is expected to increase earnings per share by approximately $0.14 in the third quarter of 2022. Special charges and transaction and integration expenses lowered earnings per share by approximately $0.01 in the third quarter of 2021. Excluding these impacts, adjusted earnings per share is expected to be approximately $0.65 in the third quarter of 2022 compared to $0.80 in the year-ago period. This expected decrease is projected to primarily be driven by lower adjusted operating income. The Company has not yet completed its quarterly financial close process for the third fiscal quarter of 2022. This update does not present all necessary information for an understanding of McCormick’s financial condition as of the date of this release, or its results of operations for the third quarter. As McCormick completes its quarterly financial close process and finalizes its financial statements for the quarter, it will be required to make significant judgments in a number of areas. It is possible that the Company may identify items that require adjustments to the preliminary financial information set forth above and those changes could be material. The Company intends to provide its full financial results for the third quarter on October 6, 2022. Until that time, the preliminary results described in this press release are estimates and remain subject to change based on management’s ongoing review of results of the quarter and completion of its quarterly financial close process. Fiscal Year 2022 Financial Outlook For fiscal year 2022, McCormick updated its financial outlook to reflect its preliminary third quarter results, moderation of consumption trends earlier than expected, slower supply chain cost normalization, the divestiture of the Kitchen Basics business, and a more unfavorable impact of foreign currency rates. The Company expects foreign currency rates in 2022 to unfavorably impact net sales by 3%, as compared to 2% in its previous financial outlook, and continues to expect adjusted operating income and adjusted earnings per share to be impacted unfavorably by 2%. The Company expects 2022 sales to range from comparable to 2021 to an increase of 2%, which in constant currency is sales growth of 3% to 5%. These comparisons include an unfavorable impact from the divestiture of the Company’s Kitchen Basics business. The Company previously expected to grow sales 3% to 5%, or 5% to 7% in constant currency. McCormick is projecting 2022 gross profit margin to be 330 to 280 basis points lower than 2021. In 2021, $11 million of special charges and transaction and integration expenses lowered the Company’s gross margin. Excluding this impact, the Company is projecting 2022 gross profit margin to be 350 to 300 basis points lower than 2021, primarily driven by the Company’s Flavor Solutions segment. This projection includes the Company’s reaffirmation of its previous expectation of an increase in cost inflation in the high teens. Operating income in 2022 is expected to decline 10% to 8% from $1.02 billion in 2021. The Company expects approximately $46 million of special charges in 2022 that relate to previously approved organization and streamlining actions as well as integration expenses related to the FONA acquisition of approximately $2 million in 2022. Excluding the impact of special charges and transaction and integration expenses in 2022 and 2021, the Company projects adjusted operating income to decline 13% to 11%, which in constant currency is 11% to 9%. The revised guidance is driven by the updated sales and adjusted gross margin outlooks as well as a higher level of brand marketing investments, which is now projected to be a low single digit increase compared to 2021. The Company’s projection also includes reaffirmation of its previous expectation of approximately $85 million of cost savings led by the Company’s Comprehensive Continuous Improvement (CCI) program. The Company previously expected adjusted operating income to range from comparable to an increase of 2%, or 2% to 4% in constant currency. McCormick projects earnings per share to be in the range of $2.64 to $2.69, compared to $2.80 in 2021. The Company expects the net favorable impact of the gain on the sale of the Kitchen Basics business, special charges and transaction and integration expenses to increase earnings per share by approximately $0.01 in 2022. Excluding these impacts, the Company projects 2022 adjusted earnings per share to be in the range of $2.63 to $2.68, as compared to previously reported guidance of $3.03 to $3.08 and adjusted earnings per share of $3.05 in 2021. The revised guidance is driven by the updated adjusted operating income outlook and includes an approximate $0.02 unfavorable impact from the divestiture of the Kitchen Basics business. McCormick will report its full third quarter 2022 financial results and conduct a related conference call and webcast on Thursday, October 6, 2022, at 8:00 a.m. Eastern Time. Non-GAAP Financial Measures The tables below include financial measures of adjusted operating income, adjusted operating income margin, and adjusted diluted earnings per share. These represent non-GAAP financial measures which are prepared as a complement to our financial results prepared in accordance with United States generally accepted accounting principles. These financial measures exclude the impact, as applicable, of the following: Special charges – In our consolidated income statement, we include a separate line item captioned “Special charges” in arriving at our consolidated operating income. Special charges consist of expenses associated with certain actions undertaken by the Company to reduce fixed costs, simplify or improve processes, and improve our competitiveness and are of such significance in terms of both up-front costs and organizational/structural impact to require advance approval by our Management Committee. Upon presentation of any such proposed action (including details with respect to estimated costs, which generally consist principally of employee severance and related benefits, together with ancillary costs associated with the action that may include a non-cash component or a component which relates to inventory adjustments that are included in cost of goods sold; impacted employees or operations; expected timing; and expected savings) to the Management Committee and the Committee’s advance approval, expenses associated with the approved action are classified as special charges upon recognition and monitored on an ongoing basis through completion. Transaction and integration expenses associated with the Cholula and FONA acquisitions – We exclude certain costs associated with our acquisitions of Cholula and FONA in November and December 2020, respectively, and their subsequent integration into the Company. Such costs, which we refer to as “Transaction and integration expenses”, include transaction costs associated with each acquisition, as well as integration costs following the respective acquisition, including the impact of the acquisition date fair value adjustment for inventories, together with the impact of discrete tax items, if any, directly related to each acquisition. Income from sale of unconsolidated operations – We exclude the gain realized upon our sale of an unconsolidated operation that occurred during the second quarter of fiscal 2021. The sale of our 26% interest in Eastern Condiments Private Ltd resulted in a gain of $13.4 million, net of tax of $5.7 million. The gain is included in Income from unconsolidated operations in our consolidated income statement for the year ended November 30, 2021. Gain on sale of Kitchen Basics - We exclude the expected gain realized upon our sale of the Kitchen Basics business in August 2022. For the three months ended August 31, 2022, we expect a gain, after tax, associated with the sale of approximately $40 million.

We believe that these non-GAAP financial measures are important. The exclusion of the items noted above provides additional information that enables enhanced comparisons to prior periods and, accordingly, facilitates the development of future projections and earnings growth prospects. This information is also used by management to measure the profitability of our ongoing operations and analyze our business performance and trends. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP financial measures to the related GAAP financial measures is provided below (expected amounts for the three months ended August 31, 2022): (in millions except per share data) Three Months Ended 8/31/22 8/31/21 Operating income $ 223 $ 265.2 Impact of transaction and integration expenses — 1.3 Impact of special charges 3 5.8 Adjusted operating income $ 226 $272.3 Earnings per share – diluted $0.79 $0.79 Impact of transaction and integration expenses — — Impact of special charges 0.01 0.01 Impact of gain on sale of Kitchen Basics (0.15) — Adjusted earnings per share - diluted $0.65 $0.80 Because we are a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. Those changes have been volatile over the past several years. The exclusion of the effects of foreign currency exchange, or what we refer to as amounts expressed “on a constant currency basis”, is a non-GAAP measure. We believe that this non- GAAP measure provides additional information that enables enhanced comparison to prior periods excluding the translation effects of changes in rates of foreign currency exchange and provides additional insight into the underlying performance of our operations located outside of the U.S. It should be noted that our presentation herein of amounts and percentage changes on a constant currency basis does not exclude the impact of foreign currency transaction gains and losses (that is, the impact of transactions denominated in other than the local currency of any of our subsidiaries in their local currency reported results).

Percentage changes in sales expressed on a constant currency basis are presented excluding the impact of foreign currency exchange. To present this information for historical periods, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. As a result, the foreign currency impact is equal to the expected current year results in local currencies multiplied by the change in the average foreign currency exchange rate between the current fiscal period and the corresponding period of the comparative year. The following provides our expected increase in sales for the third quarter of 2022. Estimate for the Quarter Ended August 31, 2022 Percentage change in net sales 3% Impact of unfavorable foreign currency exchange 3% Percentage change in net sales in constant currency 6% To present “constant currency” information for the fiscal year 2022 projection, projected sales and adjusted operating income for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the company’s budgeted exchange rates for 2022 and are compared to the 2021 results, translated into U.S. dollars using the same 2022 budgeted exchange rates, rather than at the average actual exchange rates in effect during fiscal year 2021. Projection for the Year Ending November 30, 2022 Percentage change in net sales 0% to 2% Impact of unfavorable foreign currency exchange 3% Percentage change in net sales in constant currency 3% to 5% Percentage change in adjusted operating income (13)% to (11)% Impact of unfavorable foreign currency exchange 2% Percentage change in adjusted operating income in constant currency (11)% to (9)% The following provides a reconciliation of our estimated earnings per share to adjusted earnings per share for 2022 and actual results for 2021: Twelve Months Ended 2022 Projection 11/30/21 Earnings per share - diluted $2.64 to $2.69 $ 2.80 Impact of transaction and integration expenses 0.01 0.14 Impact of special charges 0.13 0.16 Impact of sale of Kitchen Basics (0.15) — Impact of sale of unconsolidated operation — (0.05) Adjusted earnings per share - diluted $2.63 to $2.68 $ 3.05

Live Webcast As previously announced, McCormick will be participating in the Barclays Global Consumer Staples Conference on September 8, 2022, at 11:15 a.m. Eastern Time. Representing McCormick will be Lawrence Kurzius, Chairman & CEO; Brendan Foley, President & COO; and Mike Smith, Executive Vice President & CFO. A live audio webcast of the session will be available on the McCormick website ir.mccormick.com. If you are unable to listen to the live webcast, the event will be archived on ir.mccormick.com. As a reminder, McCormick is scheduled to conduct a conference call and webcast of its third quarter 2022 financial results on October 6, 2022, at 8:00 a.m. Eastern Time. Lawrence Kurzius, Chairman & CEO; Mike Smith, Executive Vice President & CFO; Brendan Foley, President & COO; and Kasey Jenkins, Chief Strategy Officer & Senior Vice President, Investor Relations will be hosting the call. Forward-Looking Information Certain information contained in this release, including statements concerning expected performance, such as those relating to net sales, operating income, gross margin, earnings, cost savings, transaction and integration expenses, special charges, acquisitions, brand marketing support, volume and product mix, income tax expense and the impact of foreign currency rates are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” These statements may relate to: the impact of the COVID-19 pandemic on our business, suppliers, consumers, customers, and employees; disruptions or inefficiencies in the supply chain; the expected results of operations of businesses acquired by the company, including the acquisitions of Cholula and FONA; the expected impact of the inflationary cost environment, including commodity, packaging materials and transportation costs on our business; the expected impact of pricing actions on the company's results of operations and gross margins; the expected impact of factors affecting our supply chain, including transportation capacity, labor shortages, and absenteeism; the expected impact of productivity improvements, including those associated with our Comprehensive Continuous Improvement (CCI) program and global enablement initiative; the impact of the Russia-Ukraine conflict, including the potential for broader economic disruption; expected working capital improvements; expectations regarding growth potential in various geographies and markets, including the impact from customer, channel, category, and e- commerce expansion; expected trends in net sales and earnings performance and other financial measures; the expected timing and costs of implementing our business transformation initiative, which includes the implementation of a global enterprise resource planning (ERP) system; the expected impact of accounting pronouncements; the expectations of pension and postretirement plan contributions and anticipated charges associated with those plans; the holding period and market risks associated with financial instruments; the impact of foreign exchange fluctuations; the adequacy of internally generated funds and existing sources of liquidity, such as the availability of bank financing; the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends and the ability to issue additional debt securities; and expectations regarding purchasing shares of McCormick's common stock under the existing repurchase authorization.

These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: the company's ability to drive revenue growth; the company's ability to increase pricing to offset, or partially offset, inflationary pressures on the cost of our products; damage to the company's reputation or brand name; loss of brand relevance; increased private label use; product quality, labeling, or safety concerns; negative publicity about our products; actions by, and the financial condition of, competitors and customers; the longevity of mutually beneficial relationships with our large customers; the ability to identify, interpret and react to changes in consumer preference and demand; business interruptions due to natural disasters, unexpected events or public health crises, including COVID-19; issues affecting the company's supply chain and procurement of raw materials, including fluctuations in the cost and availability of raw and packaging materials; labor shortage, turnover and labor cost increases; the impact of the Russia-Ukraine conflict, including the potential for broader economic disruption; government regulation, and changes in legal and regulatory requirements and enforcement practices; the lack of successful acquisition and integration of new businesses; global economic and financial conditions generally, availability of financing, interest and inflation rates, and the imposition of tariffs, quotas, trade barriers and other similar restrictions; foreign currency fluctuations; the effects of increased level of debt service following the Cholula and FONA acquisitions as well as the effects that such increased debt service may have on the company's ability to borrow or the cost of any such additional borrowing, our credit rating, and our ability to react to certain economic and industry conditions; risks associated with the phase-out of LIBOR; impairments of indefinite-lived intangible assets; assumptions we have made regarding the investment return on retirement plan assets, and the costs associated with pension obligations; the stability of credit and capital markets; risks associated with the company's information technology systems, including the threat of data breaches and cyber- attacks; the company's inability to successfully implement our business transformation initiative; fundamental changes in tax laws; including interpretations and assumptions we have made, and guidance that may be issued, and volatility in our effective tax rate; climate change; Environmental, Social and Governance (ESG) matters; infringement of intellectual property rights, and those of customers; litigation, legal and administrative proceedings; the company's inability to achieve expected and/or needed cost savings or margin improvements; negative employee relations; and other risks described in the company's filings with the Securities and Exchange Commission. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With over $6 billion in annual sales across 170 countries and territories, we manufacture, market and distribute spices, seasoning mixes, condiments and other flavorful products to the entire food industry including e-commerce channels, grocery, food manufacturers and foodservice businesses. Our most popular brands with trademark registrations include McCormick, French’s, Frank’s RedHot, Stubb’s, OLD BAY, Lawry’s, Zatarain’s, Ducros, Vahiné, Cholula, Schwartz, Kamis, DaQiao, Club House, Aeroplane and Gourmet

Garden. Every day, no matter where or what you eat or drink, you can enjoy food flavored by McCormick. Founded in 1889 and headquartered in Hunt Valley, Maryland USA, McCormick is guided by our principles and committed to our Purpose – To Stand Together for the Future of Flavor. McCormick envisions A World United by Flavor where healthy, sustainable and delicious go hand in hand. To learn more, visit www.mccormickcorporation.com or follow McCormick & Company on Twitter, Instagram and LinkedIn. # # # For information contact: Investor Relations: Kasey Jenkins - kasey_jenkins@mccormick.com Corporate Communications: Lori Robinson - lori_robinson@mccormick.com